Exhibit 99.1

Weyland Tech Completes Acquisition of Push Interactive eCommerce Platform, Sets Stage for U.S. Launch of CreateApp for SMBs Nationwide

New York, NY – January 9, 2020 – Weyland Tech, Inc. (OTCQX: WEYL), a leading global Platform-as-a-Service (PaaS) provider of mCommerce and fintech business enablement solutions, has completed the acquisition of the assets and operations of Push Holdings from ConversionPoint Technologies (CPT) per the definitive asset purchase agreement announced in December.

Weyland acquired Push to support the launch of its CreateApp mCommerce and mobile fintech solutions in North America, as well as additional eCommerce products and services globally. The acquisition is expected to be accretive to earnings in the first full calendar quarter as part of Weyland.

The new revenue streams and synergistic product offerings contributed by Push, along with its support of Weyland’s CreateApp U.S. market launch, are expected to help drive more than 100% overall top-line growth for the combined companies in 2020.

Weyland reported last fall trailing 12-month recurring revenues of more than $32 million, with Push recently reporting that it has sustained a significant return to growth in the second half of 2019, ending the year at a nearly $12 million annual run-rate, up more than 300% since mid-year.

The acquired assets and operations of Push Holdings are primarily comprised of the eCommerce technology company, Push Interactive, which has 20 full-time employees headquartered in Minneapolis, Minn. The Push Interactive direct-to-consumer eCommerce platform provides an end-to-end solution for SMBs and major brands. It allows these organizations to dramatically increase online revenue while lowering the cost of customer acquisition and order fulfillment.

“Push is a transformative acquisition in many ways, which we expect to drive global market expansion and strong revenue growth,” said Weyland Tech CEO, Brent Suen. “Push’s eCommerce platform is highly synergistic to our mCommerce technologies, particularly with CreateApp and AtozGo. Our respective offerings are both mobile-friendly and provide complementary products and services, which can be seamlessly integrated into a single platform.”

The integration of the two platforms is expected to enhance the overall value proposition for existing and prospective customers. Initial cross-selling opportunities include CreateApp and AtozPay supporting U.S.-based projects and campaigns for Push’s current enterprise customers.

“Right from the start, we recognized powerful synergies in our respective technologies and corporate missions,” said Push Holdings co-founder, CEO and president, Haig Newton. “As a combined force, we will be able to better assist businesses and brands reach more customers, increase sales, and promote their products and services in an easier, more affordable and more highly efficient way.”

Push has provided Weyland a well-established beachhead in North America, allowing Weyland to attract new users to CreateApp and AtozPay more quickly and cost efficiently. Previously, U.S. customer acquisition costs for CreateApp were estimated at $2-$3 per dollar generated, which made the market entry economically unfeasible. By leveraging Push’s highly effective marketing technology and operational resources, U.S. customer acquisition cost is expected to drop to as little as $0.30 per dollar generated.

CreateApp requires literally no technical understanding or skills in app design for anyone to build a full-featured custom app in less than two hours. CreateApp is a Shopify-like solution for mobile that enables businesses and brands to establish a mCommerce presence in an intuitive, do-it-yourself fashion. Push Interactive’s chief technology officer, Tom Furukawa, noted: “By layering on our Push platform, CreateApp users gain a fully end-to-end mCommerce solution supported by our team of expert digital media marketers. We believe we can enhance visibility, customer traffic and ultimately conversions more easily and cost effectively than other competitive options.”

As part of a public company, Weyland’s new Push subsidiary gains easier access to growth capital and is better able to attract employee talent. Push plans to leverage the cost efficiencies and diverse capabilities of Weyland’s 200-person technology and software development team in Jaipur, India, while Weyland gains many years of technical and software development expertise from the Push team.

Weyland still plans to launch CreateApp in the U.S. in the current calendar quarter. The North American market is expected to support a higher price point for subscription fees versus the company’s current market in Southeast Asia. A comparative revenue model of a U.S. industry peer supports 96,000 users at $300 each per month. This compares to the current CreateApp subscription model for Southeast Asia priced at only $12-$80 per month, depending on optional features implemented.

Added Suen: “Our earlier work with Push to introduce CreateApp in the U.S. led to this strategic acquisition. So, we have already made strong progress towards its planned U.S. launch in the coming weeks. eCommerce is becoming increasingly mobile in the U.S., creating a huge new market opportunity for CreateApp and AtozPay.”

Additional details about the definitive asset purchase agreement are provided in a Form 8-K, available at www.sec.gov and the investor relations section of Weyland Tech’s website at weyland-tech.com.

About Push Interactive
The Push platform features comprehensive customer acquisition capabilities, highly productive media and channel strategies, well-tuned product promotion and messaging, and sales funnel development and optimization. Post-sale, Push supports fulfillment, customer relationship management, and further monetization through re-engagement and remarketing toolsets that enhance customer lifetime value (LTV). Push developed these SaaS-based solutions in-house, with more than $10 million invested in platform development and eight years of real-world use. For more information about Push Interactive, visit www.pushint.com.

About Weyland Tech

Weyland Tech is a developer and global provider of mobile business software applications. The company operates its CreateApp™ platform-as-a-service (PaaS) across three continents and 10 countries, including some of the fastest-growing emerging markets in Southeast Asia. The platform provides a mobile presence for small-and-medium sized businesses (SMBs) that is supported locally by distributor partnerships.

Offered in 14 languages with more than 70 integrated modules, CreateApp enables SMBs to create and deploy native mobile applications for Apple iOS and Google Android without technical knowledge or background. The technology empowers SMBs to increase sales, reach more customers, manage logistics, and promote their products and services in an easy, affordable and highly efficient way.

The company’s subsidiary, Weyland Indonesia Perkasa (WIP), operates AtozPay™ and AtozGo™. The AtozPay mobile payments platform serves the burgeoning mCommerce and e-Payment markets in Indonesia, the world’s fourth most populous country. AtozGo is a fast-growing short-distance food delivery service operated in Jakarta, Indonesia.

For more information, visit weyland-tech.com.

Important Cautions Regarding Forward Looking Statements

This release contains certain “forward-looking statements” relating to the business of the Company. All statements, other than statements of historical fact included herein are “forward-looking statements” including statements regarding: the ability of the Company to successfully integrate Push, the continued growth of the eCommerce segment and the ability of the Company to continue its expansion into that segment; the ability of the Company to attract customers and partners and generate revenues; the ability of the Company to successfully execute its business plan; the business strategy, plans, and objectives of the Company; and any other statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects” or similar expressions and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on its website (www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume any duty to update these forward-looking statements.

Company Contact

Brent Suen, CEO

Weyland Tech Inc.

Email contact

Media & Investor Contact

Ronald Both or Grant Stude

CMA

Tel (949) 432-7566

Email Contact

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